First Investors Real Estate Fund		Ticker Symbols
Summary Prospectus	April 6, 2015	Class A: FIRDX Advisor Class: FIRGX Institutional Class: FIRHX

Supplemented as of September 21, 2015
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and, when available, most recent reports to shareholders, online at www.forestersfinancial.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to investorservices@foresters.com.  The Fund’s prospectus and SAI, both dated April 6, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks total return.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in "Are sales charge discounts and waivers available for Class A shares" on page 20 of the Fund's prospectus and in "Additional Information About Sales Charge Discounts and Waivers" on page II-50 of the Fund's Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.30%	None	None
Other Expenses[2]	0.36%	0.33%	0.21%
Total Annual Fund Operating Expenses	1.41%	1.08%	0.96%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2015.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 year	3 years
Class A shares	$710	$996
Advisor Class shares	$110	$343
Institutional Class shares	$98	$306

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this prospectus.
Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies principally engaged in the real estate industry and/or investments that provide exposure to such companies.  For purposes of this 80% policy, other equity securities may include, without limitation, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock.
The Fund will normally invest its assets primarily in securities issued by real estate investment trusts (“REITs”) listed on a U.S. stock exchange.  Currently, the Fund intends to invest only in U.S. exchange-listed REITs. The Fund typically will invest in equity REITs (i.e., REITs that directly own real estate), mortgage REITs (i.e., REITs that lend money directly to real estate owners and/or operators or invest in long-term mortgage pools) or hybrid REITs (i.e., REITs that participate in both equity and mortgage investing).
Although the Fund currently intends to invest exclusively in REITs, the Fund may, to a lesser extent, invest in securities of other companies principally engaged in the real estate industry.  An issuer is principally “engaged in” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry.  The Fund may invest in REITs and real estate companies of any market capitalization.
The Fund generally uses a “bottom-up” approach in selecting investments that entails performing fundamental analyses to identify securities that the Fund’s adviser believes can achieve superior returns, with a focus on companies with high, consistent return on invested capital, recurring operating income and strong capital structure.  The Fund will generally consider investments that meet one or more of the following criteria: discount to intrinsic value, attractive valuation relative to industry peers or the presence of a potential stock-specific catalyst.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund will concentrate its investments in the real estate industry.  The Fund is non-diversified.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  The Fund is intended for investors who:
■            Are seeking total return,

■            Want exposure to the real estate industry,

■            Are willing to accept a high degree of investment risk, and

■            Have a long-term investment horizon and are willing to ride out market cycles.

Here are the principal risks of investing in the Fund:
Industry Concentration Risk. The Fund’s strategy of concentrating its investments in issuers engaged in the real estate industry means that the Fund’s performance will be closely tied to the performance of that market segment.  The Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting the real estate industry than a diversified fund.
Interest Rate Risk.  In general, when interest rates rise, the market values of real estate and real estate companies decline, and when interest rates decline, the market values of real estate and real estate companies increase.  As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk.  The Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at a time or price most favorable to the Fund.  This risk is heightened for real estate companies and REITs with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages.
Market Risk.  The prices of equity securities, including securities issued by REITs,  may decline or experience volatility over short or even extended periods not only because of issuer-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.
Mid-Size and Small-Size Issuers Risk.  The market risk associated with securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established issuers because securities of mid- and small-size issuers tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell securities of mid-to small-size issuers at reasonable prices.
Non-Diversification Risk.  The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers. This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, mortgages may suffer a higher rate of prepayment and a mortgage or hybrid REIT’s income and share price may decline.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their mortgages less quickly, which generally increases a mortgage or hybrid REIT’s sensitivity to interest rates and its potential for price declines.
Real Estate Investments Risk.  The Fund is subject to the risks related to investments in real estate,  including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REIT Risk.  In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this prospectus.  When available, performance for the Fund can be accessed by visiting www.forestersfinancial.com or by calling 1 (800) 423-4026.  Past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser.
Portfolio Manager:  Vincent Kwong, CFA, Portfolio Manager, Equities at The Independent Order of Foresters (“Foresters”), FIMCO’s ultimate parent, has served as portfolio manager since the Fund’s inception in 2015.
Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend the Fund or First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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